               AmeriCredit Automobile Receivables Trust 1997-B
                     Class A-1 5.790% Asset Backed Notes
                     Class A-2 6.360% Asset Backed Notes
                     Class A-3 6.670% Asset Backed Notes
                           Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of May 1, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    12/01/97
Monthly Period Ending:       12/31/97

I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.  Beginning of period Aggregate Principal Balance                    $212,686,790
                                                                           ------------
    B.  Purchase of Subsequent Receivables                                            0
                                                                           ------------
    C.  Monthly Principal Amounts

        (1) Collections on Receivables outstanding
            at end of period                                    5,949,707
                                                               ----------
        (2) Collections on Receivables paid off
            during period                                       1,454,138
                                                               ----------
        (3) Receivables becoming Liquidated Receivables
            during period                                       1,871,485
                                                               ----------
        (4) Receivables becoming Purchased Receivables
            during period
                                                               ----------
        (5) Cram Down Losses occurring during period
                                                               ----------
        (6) Other Receivables adjustments                         (78,954)
                                                               ----------
        (7) Less amounts allocable to Interest                 (3,092,677)
                                                               ----------

        Total Monthly Principal Amounts                                       6,103,699
                                                                           ------------
    D.  End of period Aggregate Principal Balance                          $206,583,091
                                                                           ------------
                                                                           ------------
    E.  Pool Factor                                                           82.633241%
                                                                           ------------
                                                                           ------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                        Class A-1     Class A-2    Class A-3        TOTAL
                                                        ---------     ---------    ---------        -----
    A.  Beginning of period Note Balance               $20,561,560   $96,250,000   $85,750,000   $202,561,560
                                                       ------------------------------------------------------
    B.  Noteholders' Principal Distributable Amount      6,103,699             0             0      6,103,699
    C.  Noteholders' Accelerated Principal Amount          404,271             0             0        404,271
    D.  Accelerated Payment Amount Shortfall               784,296             0             0        784,296
    E.  Note Prepayment Amount                                   0             0             0              0
                                                       ------------------------------------------------------

    F.  End of period Note Balance                     $13,269,294   $96,250,000   $85,750,000   $195,269,294
                                                       ------------------------------------------------------
                                                       ------------------------------------------------------

    G.  Note Pool Factors                                19.513668%   100.000000%   100.000000%     78.107718%
                                                       ------------------------------------------------------
                                                       ------------------------------------------------------

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.     Beginning of period Pre-Funding Account balance                       $0
                                                                           ----------
      B.     Purchase of Subsequent Receivables                        0
                                                             -----------
      C.     Investment Earnings                                       0
                                                             -----------
      D.     Investment Earnings Transfer to Collections
             Account                                                   0
                                                             -----------
      E.     Payment of Mandatory Prepayment Amount                    0
                                                             -----------
                                                                                    0
                                                                           ----------
      F.     End of period Pre-Funding Account balance                             $0
                                                                           ----------
                                                                           ----------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.     Total Monthly Principal Amounts                               $6,103,699
                                                                           ----------
      B.     Required Pro-forma Security Balance             185,924,782
                                                             -----------
      C.     Pro-forma Security Balance (Assuming
             100% Paydown of Total Monthly Principal
             Amounts)                                        196,457,861
                                                             -----------
      D.     Step-down Amount  (B. - C.)                                            0
                                                                           ----------
      E.     Principal Distributable Amount  (A.- D.)                      $6,103,699
                                                                           ----------
                                                                           ----------

V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.     Beginning of period Capitalized Interest Account
             balance                                                               $0
                                                                           ----------
      B.     Monthly Capitalized Interest Amount                       0
                                                             -----------
      C.     Investment Earnings                                       0
                                                             -----------
      D.     Investment Earnings Transfer to Collections
             Account                                                   0
                                                             -----------
      E.     Payment of Overfunded Capitalized Interest
             Amount                                                    0
                                                             -----------
      F.     Payment of Remaining Capitalized Interest
             Account                                                   0
                                                             -----------
                                                                                    0
                                                                           ----------
      G.     End of period Capitalized Interest Account balance                    $0
                                                                           ----------
                                                                           ----------

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.     Available Funds:

             (1) Collections on Receivables during period
                 (net of Liquidation Proceeds)                $7,403,845
                                                             -----------
             (2) Liquidation Proceeds collected
                 during period                                   627,803
                                                             -----------
             (3) Purchase Amounts deposited in Collection
                  Account
                                                             -----------
             (4) (a) Investment Earnings - Collection Account     22,833
                                                             -----------
                 (b) Investment Earnings - Transfer From
                     Prefunding Account                                0
                                                             -----------
                 (c) Investment Earnings - Transfer From
                     Capitalized Interest Account                      0
                                                             -----------
             (5) Collection of Supplemental Servicing Fees       167,400
                                                             -----------
             (6) Monthly Capitalized Interest Amount                   0
                                                             -----------
             (7) Mandatory Prepayment Amount
                                                             -----------

             Total Available Funds                                          8,221,881
                                                                           ----------

      B.     Distributions:

             (1) Base Servicing Fee and Supplemental
                 Servicing Fees                                  560,871
                                                             -----------
             (2) Agent fees                                        6,817
                                                             -----------
             (3) Noteholders' Interest Distributable Amount
                 (a)   Class A - 1                               102,517
                                                             -----------
                 (b)   Class A - 2                               510,125
                                                             -----------
                 (c)   Class A - 3                               476,627
                                                             -----------

             (4) Noteholders' Principal Distributable Amount
                 (a)   Class A - 1                             6,103,699
                                                             -----------
                 (b)   Class A - 2                                     0
                                                             -----------
                 (c)   Class A - 3                                     0
                                                             -----------

             (5) Security Insurer Premiums                        56,954
                                                             -----------

             Total distributions                                            7,817,610
                                                                           ----------

      C.     Excess Available Funds  (or Deficiency Claim Amount)             404,271
                                                                           ----------

      D.     Noteholders' Accelerated Principal Amount                       (404,271)
                                                                           ----------

      E.     Deposit to Spread Account                                             $0
                                                                           ----------
                                                                           ----------

VlI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.    Excess Available Funds  (VI.C.)                                 $404,271
                                                                         ------------
       B.    Pro Forma Security Balance  (II.A.-II.B.)                    196,457,861
                                                                         ------------
       C.    Required Pro Forma Security Balance  (90% x
             (I.D.+III.F.)                                                185,924,782
                                                                         ------------
       D.    Excess of Pro Forma Balance over Required
             Balance (B. - C.)                                             10,533,079
                                                                         ------------
       E.    End of Period  Class A-1 Note Balance                         14,457,861
                                                                         ------------
       F.    Greater of D. or E.                                           14,457,861
                                                                         ------------
       G.    Accelerated Principal Amount  (lesser of
             A. or F.)                                                                     $404,271
                                                                                        -----------
VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.    Pro Forma Security Balance                                  $196,457,861
                                                                         ------------
       B.    Required Pro Forma Security Balance                          185,924,782
                                                                         ------------
       C.    Excess of Pro Forma Balance over Required
             Balance (A. - B.)                                             10,533,079
                                                                         ------------
       D.    End of Period  Class A-1 Note Balance                         14,457,861
                                                                         ------------
       E.    Greater of C. or D.                                           14,457,861
                                                                         ------------
       F.    Excess Available Funds  (VI.C.)                                  404,271
                                                                         ------------
       G.    Investment Earnings on Collection Account                         22,833
                                                                         ------------
       H.    Accelerated Payment Amount Shortfall (E.- F.+G.)                           $14,076,423
                                                                                        -----------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.     Beginning of period Spread Account balance                                $17,014,943
                                                                                        -----------
       B.     Additions to Spread Account
               (1)  Deposits from Collections Account  (VI. E.)                     0
                                                                         ------------
               (2)  Investment Earnings                                        89,417
                                                                         ------------
               (3)  Deposits Related to Subsequent Receivables
                    Purchases                                                       0
                                                                         ------------

                Total Additions                                                              89,417
                                                                                        -----------
       C.     Spread Account balance prior to withdrawals                                17,104,360
                                                                                        -----------
       D.     Requisite Amount of Spread Account
               (1)  Initial Spread Account Deposit                        $15,000,000
                                                                         ------------
               (2)  Subsequent Spread Account Deposits                      4,999,999
                                                                         ------------
               (3)  Total Initial & Subsequent Spread Account
                    Deposits (1)+(2)                                       19,999,999
                                                                         ------------
               (4)  8% of end of period Aggregate Principal
                    Balance                                                16,526,647
                                                                         ------------
               (5)  $100,000                                                  100,000
                                                                         ------------
               (6)  2% of Original Pool Balance                             5,000,000
                                                                         ------------
               (7)  End of period Note Balance (before accel.
                    principal shortfall calc)                             196,053,590
                                                                         ------------
               (8)  Lesser of (6) or (7)                                    5,000,000
                                                                         ------------
               (9)  Greater of (5) or (8)                                   5,000,000
                                                                         ------------
              (10) Aggregate Principal Balance                            206,583,091
                                                                         ------------
              (11) End of period Note Balance (before accel.
                   principal shortfall calc)                              196,053,590
                                                                         ------------
              (12) Line (10) less line (11)                                10,529,501
                                                                         ------------
              (13) OC level (12) / (10),  Maximum 10%                            5.10%
                                                                         ------------
              (14) 13% less OC level, if OC level is greater
                   than 5%                                                       7.90%
                                                                         ------------
              (15) Percent in (13) or (14)) x End of period
                   Aggregate Principal Balance                             16,320,064
                                                                         ------------
              (16) 15% of end of period Aggregate Principal
                   Balance if Trigger Date                                        n/a
                                                                         ------------

              Requisite Amount of Spread Account (either (3),
              (4), (9), (15), or (16) as applicable)                                     16,320,064
                                                                                        -----------
       E.     Withdrawals from Spread Account
               (1)   Priority First - Deficiency Claim Amount                       0
                                                                         ------------
               (2)   Priority Second through Third
                                                                         ------------
               (3)   Priority Fourth - Accelerated Payment
                     Amount Shortfall                         14,076,423
                                                              ----------
                     Accelerated Payment Amount Shortfall in
                     Excess of Requisite Amount                               784,296
                                                                         ------------
              (4)    Priority Fifth through Sixth
                                                                         ------------
              (5)    Priority Seventh - to Servicer                                 0
                                                                         ------------

              Total withdrawals                                                             784,296
                                                                                        -----------

       F.     End of period Spread Account balance                                      $16,320,064
                                                                                        -----------

X.   PERFORMANCE TESTS:

     A.  Delinquency Ratio
         (1)   Receivables with Scheduled Payment
               delinquent more than 60 days
               at end of period                                            $6,100,270
                                                                         ------------
         (2)   Purchased Receivables with Scheduled
               Payment delinquent more than 60
               days at end of period
                                                                         ------------
         (3)   Beginning of period Principal Balance                      212,686,790
                                                                         ------------
         (4)   Delinquency Ratio (1)+(2) divided by (3)                                       2.87%
                                                                                        -----------
         (5)   Previous Monthly Period Delinquency Ratio                                      3.06%
                                                                                        -----------
         (6)   Second previous Monthly Period Delinquency Ratio                               2.86%
                                                                                        -----------
         (7)   Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                                   2.93%
                                                                                        -----------
         (8)   Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 5.00%)                                yes
                                                                                        -----------

     B.  Cumulative Default Rate
         (1)   Defaulted Receivables in Current Period                     $2,888,224
                                                                         ------------
         (2)   Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                   19,198,046
                                                                         ------------
         (3)   Original Pool Balance                                      249,999,985
                                                                         ------------
         (4)   Cumulative Default Rate (2) divided by (3)                                     7.68%
                                                                                        -----------
         (5)   Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 11.81%.)                                 yes
                                                                                        -----------

     C.  Cumulative Net Loss Rate
         (1)   Receivables becoming Liquidated Receivables during period   $1,871,485
                                                                         ------------
         (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                         ------------
         (3)   Cram Down Losses occurring during period
                                                                         ------------
         (4)   Liquidation Proceeds collected during period                  (627,803)
                                                                         ------------
         (5)   Net Losses during period (1)+(2)+(3)-(4)                     1,243,682
                                                                         ------------
         (6)   Net Losses since Initial Cut-off Date
                 (Beginning of Period)                                      6,882,862
                                                                         ------------
         (7)   50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                         2,687,494
                                                                         ------------
         (8)   Original Aggregate Principal Balance plus Pre-Funded
                 Amount as of the Closing Date                            250,000,000
                                                                         ------------
         (9)   Cumulative Net Loss Rate (5)+(6)+(7)
               divided by (8)                                                                 4.33%
                                                                                        -----------
         (10)  Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 6.75%.)                                 yes
                                                                                        -----------

     D.  Extension Rate
         (1)   Principal Balance of Receivables extended
                 during current period                                      7,765,337
                                                                         ------------
         (2)   Beginning of Period Aggregate Principal Balance            212,686,790
                                                                         ------------
         (3)   Extension Rate (1) divided by (2)                                              3.65%
                                                                                        -----------
         (4)   Previous Monthly Extension Rate                                                2.55%
                                                                                        -----------
         (5)   Second previous Monthly Extension Rate                                         1.38%
                                                                                        -----------
         (6)   Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                 2.53%
                                                                                        -----------
         (7)   Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                   yes
                                                                                        -----------

XI.  DELINQUENCY:

     A.     Receivables with Scheduled Payment delinquent
            (1)   31-60 days                                #     1,870    $19,214,778        9.03%
                                                             --------------------------------------
            (2)   61-90 days                                        408      4,083,974        1.92%
                                                             --------------------------------------
            (3)   over 90 days                                      199      2,016,296        0.95%
                                                             --------------------------------------
            Receivables with Scheduled Payment delinquent
              more than 30 days at end of period                  2,477    $25,315,048       11.90%
                                                             --------------------------------------
                                                             --------------------------------------

XII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.     Beginning of period number of Receivables                                        19,249
                                                                                        -----------

     B.     Number of Subsequent Receivables Purchased                                            0
                                                                                        -----------

     C.     Number of Receivables becoming Liquidated
              Receivables during period                                                         206
                                                                                        -----------

     D.     Number of Receivables becoming Purchased
              Receivables during period
                                                                                        -----------

     E.     Number of Receivables paid off during period                                        134
                                                                                        -----------

     F.     End of period number of Receivables                                              18,909
                                                                                        -----------
                                                                                        -----------

XIII. STATISTICAL DATA:

     A.     Weighted Average APR of the Receivables                                          19.84%
                                                                                        -----------

     B.     Weighted Average Remaining Term of the Receivables                                46.50
                                                                                        -----------

     C.     Average Receivable Balance                                                      $10,925
                                                                                        -----------

     D.     Aggregate Realized Losses                                                    $8,126,544
                                                                                        -----------

AmeriCredit Financial Services, Inc.

By:
            ----------------------------------------
Name:       Daniel E. Berce
            ----------------------------------------
Title:      Vice Chairman & Chief Financial Officer
            ----------------------------------------
Date:       January 6, 1998
            ----------------------------------------